EXHIBIT 10-2

The Procter & Gamble 2009 Stock and Incentive Compensation Plan – Additional Terms and Conditions and Related Correspondence

Form KM

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble where you are employed through June 30th following the Grant Date; or (iii) Special Separation where you are employed through June 30th following the Grant Date. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation where you are employed through June 30th following the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c)    Upon your death, while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.     Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

FORM KMW

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)     “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (iii) Special Separation. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company the date of your Retirement or Special Separation.

(c)    Upon your death while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i)the Forfeiture Date (if any) shall become the date the change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(b);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(i)    “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPNND

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(b);

(b)    “Data” has the meaning described in Section 6;

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(h)    “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(i)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit .

(b)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c)    Upon your death while you hold Restricted Stock Units, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; (iii) death; or (iv) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii)if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.     Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-A

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-C

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 8;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 4;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

(k)    “Separation from Service” shall have the meaning provided under Section 409A .

2.    Transfer and Restrictions.

(a)    Except as set forth in Section 3 herein, neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, or you have exercised the conversion right described in Section 3 below, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Conversion to Deferred Compensation Plan

(a)    You are entitled to convert all or a portion of the Restricted Stock Units awarded to you as set forth in the letter and Dividend Equivalents into a contribution to The Procter & Gamble Deferred Compensation Plan (the “Deferred Compensation Plan”) once you reach age 50. Any such conversions must be completed during one of the Company’s open window periods for executives and are subject to the Company’s Insider Trading Policy and any other restrictions in place at the time of conversion (claw-back provisions, share ownership requirements, etc.).

(b)    The value of any contribution to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units and Dividend Equivalents shall be determined by multiplying the number of Restricted Stock Units to be converted by the closing price of the Company’s common stock on the New York Stock Exchange on the date of conversion.

(c)    Contributions to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units will be placed into a notional account and administered in accordance with the terms and conditions set forth in that plan, as amended.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

7.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

8.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

9.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

13.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 7;

(b)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c)    “Dividend Equivalents” has the meaning described in Section 3;

(d)    “Forfeiture Date” is the date identified as such in your Award Letter;

(e)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(f)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(g)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(h)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(i)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(j)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the

Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN2

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c)    “Forfeiture Date” is the date identified as such in your Award Letter;

(d)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(i)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

______________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:    $[DELIVERED_GRANT_VALUE]
Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Date of Grant:    [GRANT_DATE]
Expiration of Option:    [EXPIRATION DATE]
Option Vest Date:    100% after [VEST DATE]
Acceptance Deadline:    [DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Article G, paragraph 9(a) of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan and Regulations of the Committee, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-

solicitation provisions and other terms of Article F of the Plan. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This option grant, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

[NAME]
[TITLE]

ATTACHMENTS

To Accept Your Stock Option
Read and check each of the boxes below:

I have read, understand and    the terms of this letter and attachments above;

agree to be bound by each of:	The Procter & Gamble 2009 Stock and Incentive
Compensation Plan; Regulations of the Committee and the Employee Acknowledgement and Consent Form (below).

I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option
Read and check the box below:

I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

______________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: AWARD OF RESTRICTED STOCK UNITS SERIES XX-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:        [RSUSHARES]
Date of Grant        28 February 20XX
Forfeiture Date:         28 February 20XX
Settlement Date (Shares Delivered on):    28 February 20XX
Acceptance Deadline:             26 April 20XX

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form KM.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. RSUs may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Section 2(b) of Terms and Conditions Form KM). For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This RSU grant, the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton

County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award

I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2009 Stock and Incentive Compensation Plan
•Regulations of the Committee
•Terms and Conditions Form KM
•The Employee Acknowledgement and Consent form

I accept the restricted stock unit grant detailed above (including attachments)

To Reject Your Award

I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the restricted stock unit grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

_____________________________________________________________________________________________
28 February 20XX
«FIRST_NAME» «MIDDLE_NAME» «LAST_NAME»                        «GLOBAL_ID»
Subject: AWARD OF PERFORMANCE STOCK UNIT SERIES XX-XX-PSP
In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Performance Stock Units (“PSUs”) as follows:

Target Number of PSUs:	«PSP_TARGET_PSUs»
Maximum Number of PSUs:	«MAXIMUM_NUMBER_OF_PSUs»
Grant Date:	February 28, 20XX
Forfeiture Date:	June 30, 20XX
Performance Period:	July 1, 20XX – June 30, 20XX
Original Settlement Date (Shares Delivered on):	August 18, 20XX
Acceptance Deadline:	April 26, 20XX
These PSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Performance Stock Plan, the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form-PP.
PSUs are not transferable other than by will or the laws of descent and distribution. PSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30, 2013. PSUs may also become void upon separation from the Company or any of its subsidiaries at any time after June 30, 2013 (see Section 2 of Terms and Conditions Form PP). For the purposes of this PSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
Your right to receive all, any portion of or more than the Target Number of PSUs (but in no event more than the Maximum Number of PSUs) is contingent upon the achievement of specified levels of certain performance goals measured over the Performance Period. The applicable performance goals and payout factors for each performance goal applicable to your award for the Performance Period are set forth in attachment A.
Please note that when the issue or transfer of the Common Stock covered by this PSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding PSUs may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.
PSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form enclosed, the terms of the Plan, the Performance Stock Plan, and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP, with which you acknowledge you are familiar by accepting this award, including the non-

compete and non-solicitation provisions and other terms of Article F of the Plan. These PSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company’s Board of Directors. This PSU grant, the Plan, the Performance Stock Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these PSUs. Any legal action related to these PSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this PSU grant.
Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY
Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
I have read, understand and agree to be bound by each of:

•	The Procter & Gamble 2009 Stock and Incentive Compensation Plan

•	The Performance Stock Plan Summary

•	Terms and Conditions Form PP

•	Regulations of the Committee

•	The Employee Acknowledgement and Consent form

I accept the Performance Stock Units detailed above. (To accept this option, you must also check the box above.)
To Reject Your Award

I accept the performance share unit grant detailed above (including attachments)

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

______________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: AWARD OF RESTRICTED STOCK UNITS SERIES XX-KMW-RSU

The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:     [RSUSHARES]
Date of Grant:          28 February 20XX
Forfeiture Date:          28 February 20XX
Settlement Date (Shares Delivered on): 28 February 20XX
Acceptance Deadline:          28 April 20XX

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form KMW.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs may become void upon separation from the Company or any of its subsidiaries. Section 2(b) of Terms and Conditions Form KMW states that in the event of Retirement or Special Separation, you will retain your Restricted Stock Units subject to the Plan and these terms and conditions. For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KMW, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This RSU grant, the Plan and Regulations of the Committee and the attached statement of Terms and Conditions Form KMW together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Global Human Resources Officer

ATTACHMENTS

To Accept Your Restricted Stock Unit Grant
Read and check each of the boxes below:

I have read, understand and    the terms of this letter; The Procter & Gamble 2009
agree to be bound by each of:    Stock and Incentive Compensation Plan; Regulations
of the Committee; Terms and Conditions Form KMW

and the Employee    Acknowledgement and Consent
Form (below).

I accept the Restricted Stock Unit grant detailed above. (To accept this grant, you must also check the box above.)

To Reject Your Restricted Stock Unit Grant
Read and check the box below:

I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of a grant, even if grants have been granted repeatedly in the past; iii) all decisions with respect to future grants, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant will not be interpreted to form an employment relationship with P&G; and furthermore, the grant will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value, and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or the diminution in value of the grant or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant, including the issuance, vesting, exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or any aspect of the grant to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

August X, 20XX

«NAME»

Subject:    Award of Restricted Stock Units

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD.

Grant Date:                August X, 20XX
Forfeiture Date:            [Later of Grant Date or 5 Year Anniversary]
Original Settlement Date:        One Year Following Separation from Service        Number of Restricted Stock Units:    «ERI_RSUs_GRANTED»

As you will see from the Statement of Terms and Conditions Form RTD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

August X, 20XX

«NAME»

Subject:    Award of Restricted Stock Units

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD.

Grant Date:                August X, 20XX
Forfeiture Date:            [Later of Grant Date or 5 Year Anniversary]
Original Settlement Date:        One Year Following Separation from Service
Number of Restricted Stock Units:    «IRP_RSUs_GRANTED»

As you will see from the Statement of Terms and Conditions Form RTD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

August X, 20XX

«NAME»

Subject:    Award of Restricted Stock Units

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD.

Grant Date:                August X, 20XX
Forfeiture Date:            [Later of Grant Date or 5 Year Anniversary]
Original Settlement Date:        One Year Following Separation from Service        Number of Restricted Stock Units:    «SRI_RSUs_GRANTED»

As you will see from the Statement of Terms and Conditions Form RTD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

Mark Biegger
Chief Human Resources Officer
The Procter & Gamble Company
One Procter & Gamble Plaza
Cincinnati, Oh 45202
(513) 983-3625 phone
Biegger.mf@pg.com
www.pg.com

<Date>

<Name>

Subject: Award of Restricted Stock Units

This is to provide you with details regarding your award of Restricted Stock Units (RSUs). These RSUs are awarded by the Procter & Gamble Company, an Ohio corporation, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTN2.

Grant Date:                <Date>
Grant Price:                <Price>

Number of Restricted Stock Units:    <Number>
Forfeiture Date:                <Date>
Original Settlement Date:        <Date>

Number of Restricted Stock Units:    <Number>
Forfeiture Date:                <Date>
Original Settlement Date:        <Date>

Total Number of Restricted Stock Units: <Total>

In order to keep these Restricted Stock Units you must remain employed with the Company through the forfeiture dates shown above. If you leave the Company for any reason – including retirement – prior to the dates noted the award will be forfeited.

The RSUs will be delivered in shares on the Original Settlement Dates listed above. At that time, the number of units will be converted into shares of P&G Common Stock. Shares will be withheld as needed for taxes and the net shares will be delivered to you. Please see the attached terms and conditions for details.

THE PROCTER & GAMBLE COMPANY

Mark F. Biegger
Chief Human Resources Officer

August X, 20XX

«NAME»

Subject:    Award of Restricted Stock Units

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD-C.

Grant Date:                August 1, 20XX
Forfeiture Date:            [Later of Grant Date or 5 Year Anniversary]
Original Settlement Date:        One Year Following Separation from Service
Number of RSUs             «ERI_SRI_IRP_RSUs_GRANTED»

As you will see from the Statement of Terms and Conditions Form RTD-C, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

20XX Executive Compensation Payment Preferences

20XX Base Salary

_______%    Deferred Compensation1 (max 75%) 4

20XX/XX STAR Award

_____%    Cash*
_____%    Stock Options
Must equal 100%
_____%    Deferred Compensation1
_____%    Restricted Stock Units (RSUs) 2
Deliver shares on September 15, ________ (Must be 20XX or later)
Deliver shares one year after separation or per my retirement RSU election

20XX Key Manager Long Term Incentive Award

Must equal 100%
_____%    Stock Options*         (0%, 25%, 50%, 75%, 100%)
_____%    Restricted Stock Units (RSUs) 3 (0%, 25%, 50%, 75%, 100%)

20XX-XX Performance Stock Program (PSP) Award

Must equal 100%
_____% Common Shares* (delivered on [DATE])
_____% Restricted Stock Units (RSUs) 2
Deliver shares on August 19, ________ (Must be 20XX or later)
Deliver shares one year after separation or per my retirement RSU election

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

Print Name

Signature                                    Date

Sign, scan and email this form to [NAME/EMAIL], or mail to [NAME/ADDRESS] by [DATE]; otherwise all awards will be paid in the default form.
*Default payment form

ELECTION TO DEFER COMPENSATION IN 20XX

FORM B
Election to Defer
The Procter & Gamble Company Executive Deferred Compensation Plan

Complete all sections below to participate in The Procter & Gamble Company Executive Deferred Compensation Plan.

1.    Participant Information (please print)

Social Security Number

Name (last, first, middle initial)

2.    Deferral Elections
Please indicate the percentage of each type of compensation you want to contribute to the plan (enter “0” if none).

The following percentage of my 20XX Base compensation (maximum 75% in 1% increments):	_____% (must match % from Form A)

The following percentage of my STAR short-term incentive payable in 20XX (maximum 100% in 1% increments):	_____% (must match % from Form A)

3.    Your Deferral Allocation Choices

I elect to have my 20XX deferrals allocated as specified below. I understand that I may select one or more of the choices below in 1% increments. The total percentages must equal 100%. If no investment is selected, deferrals will be defaulted to the BlackRock Money Market Fund.

___%	BlackRock Money Market Fund	___%	Large Cap Equity Index Fund
___%	US Intermediate-Term Bond Index Fund	___%	World Equity Index Fund
___%	SSgA Short-Term Bond Fund	___%	PST Pre-Mixed A: Income Portfolio
___%	SSgA Real Return Fund	___%	PST Pre-Mixed B: Growth & Income Portfolio
___%	Small Cap Equity Index Fund	___%	PST Pre-Mixed C: Growth Portfolio
100%    Total

4.    Distributions

You may elect to receive your distribution either after you leave the Company or as a scheduled in-service distribution. Payments after you leave the Company will be distributed according to your Designation of Payment form. Payments made in-service will be distributed according to your instructions below. To receive an in-service distribution you must elect a year in which you would like to receive a payment from the Plan and choose the specific deferrals (along with the related gains and losses) you would like paid at that time. For 20XX deferrals, the earliest year you may receive an in-service distribution is 20XX. If you do not schedule an in-service distribution at this time, all amounts you have elected to defer under Section 2 of this form will be paid to you after you leave the Company. Please note the choices you make below are permanent.

Note: If you select an in-service distribution year at this time, you may also designate a future year’s deferral to be paid in that year, provided the future deferral occurs at least one calendar year before the scheduled distribution year.

I elect to receive the deferrals designated below as an in-service distribution (and related gains and losses) in January of ________.

Base compensation (Check one)

•	I elect to receive this deferral as an in-service distribution in the year specified above provided I am still actively employed at that time.

•	I elect to receive this deferral after I leave Procter & Gamble as indicated on my Designation of Payment form.

STAR short-term compensation (Check one)

•	I elect to receive this deferral as an in-service distribution in the year specified above provided I am still actively employed at that time.

•	I elect to receive this deferral after I leave Procter & Gamble as indicated on my Designation of Payment form.

5.    Participant’s Signature

I hereby elect, as provided in The Procter & Gamble Company Executive Deferred Compensation Plan, to defer receipt of the above portion(s) of the annual base compensation and/or incentives earned by me in connection with the performance of my services as an employee of Procter & Gamble.

I authorize my employer to withhold from my compensation the contribution percentages indicated in section 2 above and request that the Company allocate these nonqualified plan deferrals as specified in section 3 above.

X____________________________________________    ______________________
     Signature                            Date

Return completed form to:

[NAME/ADDRESS]
If you have any questions about how this Plan collects and uses your personal information, please contact P&G by phone at [NUMBER] or by letter to Procter & Gamble Retirement Plans Administration, [ADDRESS] to obtain a copy of The Procter & Gamble Company Executive Deferred Compensation Plan Privacy Statement.

Deadline to complete and return this form is [DATE]

COMPLETE ONLY IF NEW TO DEFERRED COMPENSATION

FORM C
Designation of Payment
The Procter & Gamble Company Executive Deferred Compensation Plan

Use this form to select your distribution option(s) in the event of retirement, disability or death. In the case of separation of service for any reason, your entire account balance will be paid in a lump sum payment. All sections must be completed. Deadline to complete and return this document is [DATE].

1.    Participant Information (please print)

Social Security Number

Name (last, first, middle initial)

2.    Payment for Retirement
(Choose one or a combination of both of these distribution choices. Percentages must add up to 100%. This election is permanent and binding on all future amounts deferred that are payable after retirement.)

•	___% from my Procter & Gamble Company Executive Deferred Compensation Plan in January following the year of retirement or 6 months after my retirement date, whichever is later.

•
___% from my Procter & Gamble Company Executive Deferred Compensation Plan paid in __ annual installments (maximum of 10) beginning the year following my retirement, understanding the 1st payment will begin in January following the year of retirement or 6 months after my retirement, whichever is later.

3.    Payment for Disability
(Choose one or a combination of both of these distribution choices. Percentages must add up to 100%. This election is permanent and binding on all future amounts deferred that are payable after disability.)

•	___% from my Procter & Gamble Company Executive Deferred Compensation Plan in January of the year following disability.

•	___% from my Procter & Gamble Company Executive Deferred Compensation Plan paid in __ annual installments (maximum of 10) beginning in January of the year following disability.

4.    Payment for Death
(Choose one or a combination of both of these distribution choices to be paid to beneficiary. Percentages must add up to 100%. This election is permanent and binding on all future amounts deferred that are payable after death.)

•	___% from my Procter & Gamble Company Executive Deferred Compensation Plan in January of the year following my death.

•	___% from my Procter & Gamble Company Executive Deferred Compensation Plan paid in __ annual installments (maximum of 10) beginning in January of the year following my death.

5.    Participant’s Signature

I hereby make the above elections as to the form of payment for all amounts I defer until separated from employment. I understand that the elections above are irrevocable with respect to amounts deferred after the date this form is executed. I further understand that for any other type of separation not reflected above, my entire account will be paid in a lump sum in January following the year employment terminates or 6 months after my termination date, whichever is later.

X____________________________________________    ______________________
     Signature                            Date

Return completed form to:

[NAME/ADDRESS]
If you have any questions about how this Plan collects and uses your personal information, please contact P&G by phone at [NUMBER] or by letter to Procter & Gamble Retirement Plans Administration, [ADDRESS] to obtain a copy of The Procter & Gamble Company Executive Deferred Compensation Plan Privacy Statement.

Deadline to complete and return this form is [DATE].